EXHIBIT 99.3

November 2004

Forward Looking Statements Statements made in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" in Forms 10-KSB, Forms 10-QSB, and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to, a limited operating history with no earnings; reliance on the management team, members of which have other business interests; the ability to successfully implement the our business plan; the ability to continue as a going concern; the ability to fund our business and acquisition strategy; the growth of the temporary healthcare professional staffing business; difficulty in managing operations of acquired businesses; uncertainty in government regulation of the healthcare industry; and the limited public market for our common stock. The actual results that Crdentia achieves may differ materially from any forward-looking statements due to such risks and uncertainties. Crdentia undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These materials shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Crdentia Corp. Any securities to be issued by Crdentia Corp. have not been registered under the Securities Act of 1933, as amended. Accordingly, any such securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

Crdentia at a Glance Among the ten largest nurse staffing providers in the U.S. Unique product line diversity Per diem (50%) Private duty/homecare (44%) Travel nursing (6%) International recruitment A healthcare staffing consolidator: Successfully integrated 6 acquisitions since 2003 Announced acquisition of HCIPSI on November 15th Staffs 500 nurses with a database of 10,000 nurses 6 domestic offices, 1 in Philippines (7 more with HCIPSI) Operations in 40 states Contracts with approximately 500 healthcare facility clients

Crdentia Investment Profile $12 billion market opportunity; primed for consolidation Aggressive acquisition trajectory Differentiated through multidimensional business approach Seasoned management team with 90 years of industry experience plus public company experience Operating infrastructure in place to support a revenue base of up to $200MM Largest stockholder - MedCap Partners

Growing Shortage of Qualified Nurses for Healthcare Facilities 2001 2003 2007 2010 2016 2020 Supply 1.85 1.95 2.1 2.2 2.1 2 Demand 2.1 2.2 2.3 2.4 2.6 2.8 Nearly 30% Shortage by 2020 Source: American Hospital Association

Healthcare Facility Staffing Industry Growth 1997 1998 1999 2000 2001 2002 2003 HealthCare Staffing Industry Growth* 4.9 5.4 6.2 7.2 9.1 10.6 12.9 Projected Annual Growth Rate = 15% to 20% $46 Billion Market by 2010 Source: Health Resources and Services Administration - U.S. Department of Health and Human Services

The Market Opportunity: As a Consolidator 10,000 companies $12 billion market 15,000 companies $15 billion market Hospital Market Private duty/private pay Large Public Firms ~$1.8B Small, Regional, Private Firms ~$10.2B No Pure Play Public Competitor Source: L.E.K. Marketing Study February 12, 2004

We provide nurse staffing solutions to hospitals, hospices and private homes Our health care professionals include: Registered Nurses Licensed Practical Nurses Nurse Aides Services offered: Per diem Travel International Homecare Our Business

Attracting & Retaining Nurses Equity Participation Competitive Compensation Breadth of Opportunities Lifestyle Why Nurses Work with Crdentia

Crdentia's Model Supply Distribution Customers Staffing Hub (Per Diem) Local Market Supply International Travel Domestic Travel Contractual Relationships Homes Health Care Facilities Unfilled Shifts

Clear Competitive Differentiation Per Diem Travel International Recruitment Private Duty/ Homecare AMN HealthCare (NYSE: AHS) X Cross Country (Nasdaq: CCRN) X Medical Staffing Network Holdings (NYSE: MRN) X On Assignment (Nasdaq: ASGN) X Crdentia X X X X

Organic growth Continue attract and retain nurses Equity participation program Increase placement with our existing contracts Increase contract hospital base Extend market share in existing geographic concentrations Acquisition Growth Identify targets that meet our criteria Disciplined deal structure Strong pipeline and outstanding M & A team Growth Strategy

Acquisition Strategy Product line diversity Best of breed Superb market reputation Strong financial performance BUY PROVIDE Capital Technology Management bandwidth BUILD Single brand Single operating system Single financial system Single company

Focused Acquisition Criteria Annual revenues of $2.5 to $10 million Pay 5x - 8x EBITDA Prototypical transaction structure: 50% Cash (some from senior lender) 50% Stock/Seller notes Transaction immediately accretive Exceptional organic growth opportunity regionally Strong market reputation and leadership - stable, proven management Substantial contract base

Crdentia Acquisitions to Date Crdentia Acquisitions to Date Crdentia Acquisitions to Date Crdentia Acquisitions to Date Crdentia Acquisitions to Date Arizona Home & Healthcare Care Pros Staffing Date Closed Type Geographic Focus 08/03 Per Diem/ Home Northern California 10/03 Travel Per Diem Northern California Alabama 10/03 Per Diem Northern California 12/03 Travel International Northeast 8/04 Per Diem / Home Arizona 8/04 Per Diem Texas PENDING Home Oklahoma

HCIPSI Acquisition Announced November 15th Purchase price: $9MM cash $19MM in common stock Anticipated acquisition funding: $5MM of PIPE; $4MM term loan Annualized revenue run rate of $14.4MM Annualized EBITDA run rate of $2.75MM Revenue growth from $5.9 million to $13.5 million in the last three years.

HCIPSI Overview Provides services to frail, elderly persons 65 years or older and adults with physical disabilities Services Provided: Case Management Personal Care Services Respite Care Supportive/Restorative Assistance

HCIPSI Overview Employs nearly 1,000 personal care assistants Staff includes RNs, LPNs and case management workers Client base of more than 2,250 consumers Seven offices provide service to nearly 90% of counties in Oklahoma

Depth of Management James D. Durham, Founder, Chairman and CEO 35+ years experience with healthcare services and IT companies Founder of Quadramed Corporation, ChartOne Corp. Pamela Atherton, President 25+ years of industry expertise, particularly nurse staffing Previous Chairman/CEO of 2 healthcare companies Jim TerBeest, Chief Financial Officer 34 years of financial and accounting experience 23 years with E&Y and 11 years as CFO in health care industry Uniquely qualified to execute aggressive consolidation strategy Proven management with history of building successful healthcare companies

Financial Overview

Summary Financial Information (9/30) Revenue: $ 17.2 EBITDA: $ (2.3) Restructuring in October has saved $1.5 million annually Current Assets: $ 4.1 Short-Term Debt: $ 4.4 Long-Term Debt: $ 2.4 $10MM Term Loan: $ 7.3 availability Fully diluted shares outstanding 51.6 million Note: Fully-Diluted Capitalization as if all outstanding derivative securities (i.e. convertible preferred stock, warrants, and options) have been converted into/exercised for common stock, and assuming cashless exercise of all outstanding warrants based on a fair market value of $3.50 per share of common stock.

Annualized EBITDA Analysis

2005 Revenue & EBITDA Projections

Ownership Analysis

Expected 2005 Performance Milestones Positive EBITDA in Q1 Positive cash flow from operations during Q2 Increased number of nurses under contract Increased number of hospital contracts Minimum of 5 acquisitions Service contracts in 40 states Move of common stock listing to AMEX

Reconciliation of EBITDA to loss from operations

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